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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                           ----------------------


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 10, 1998

                         MARKS BROS. JEWELERS, INC.
           (Exact name of registrant as specified in its charter)




        Delaware                       0-028176                  36-1433610
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


155 North Wacker Drive
Suite 500
Chicago, Illinois                                     60606
(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  312-782-6800





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Item 2. Acquisition or Disposition of Assets.

        On September 10, 1998, Marks Bros. Jewelers, Inc. (the "Corporation") completed the acquisition of certain assets of Carlyle & Co. Jewelers, a national retailer of fine jewelry headquartered in Greensboro, North Carolina, and two of its wholly-owned subsidiaries, Carlyle & Co. of Montgomery and J.E. Caldwell Co. (collectively, the "Sellers"). The transaction involved a purchase by the Corporation of the leasehold interests, fixed assets, inventory, accounts receivable and other assets related to Sellers' operation of 36 jewelry stores for a purchase price of $20,777,608.49 in cash. The purchase price was determined by reference to the book value of the fixed assets and inventory and the face amount of the accounts receivable purchased by the Corporation less certain accounts payable of Sellers, all as more specifically outlined in the Asset Purchase Agreement dated as of June 19, 1998 by and among the Corporation and Sellers. The cash used to pay the purchase price was raised through an amended and restated credit facility provided by Bank Boston, N.A., as administrative agent.

        Prior to the acquisition described above, there was no material relationship between any of the Sellers and the Corporation or any of its affiliates, any director or officers of the Corporation or any associate of any such director or officer.

Item 7. Financial Statements and Exhibits.

        (a) Financial statements of business acquired.

        It is impractical to provide financial statements of the business acquired with this filing. Such information will be filed, if and to the extent required, by an amendment to this initial report on Form 8-K no later than sixty (60) days from September 25, 1998.

        (b) Pro forma financial information.

        It is impractical to provide pro forma financial information of the business acquired with this filing. Such information, if and to the extent required, will be filed by an amendment to this initial report on Form 8-K no later than sixty (60) days from September 25, 1998.

        (c) Exhibits.

        The exhibit accompanying this report is listed on the accompany Exhibit Index.

        The Corporation will furnished upon request the exhibit referenced above upon payment of the Corporation's reasonable expenses for furnishing such exhibit.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MARKS BROS. JEWELERS, INC.
                                  (Registrant)


                                  By:  /s/ John R. Desjardins
                                       --------------------------------------
                                       Executive Vice President, Finance
                                         and Administration, Treasurer and
                                         Secretary


Date:  September 22, 1998








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                                EXHIBIT INDEX



   Exhibit No.                                 Exhibit
   ----------                                  -------
      2.2 Asset Purchase Agreement dated as of June 19, 1998 between Carlyle & Co. Jewelers, Carlyle & Co. of Montgomery, J.E. Caldwell Co. and Marks Bros. Jewelers, Inc.